Exhibit 99.1

News Release

For immediate release:

Contact:	Investors	Media
	Wayne Wasechek	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports Second Quarter 2024 Results

SPOKANE, Wash., July 29, 2024 (BUSINESS WIRE) – PotlatchDeltic Corporation (Nasdaq: PCH) today reported net income of $13.7 million, or $0.17 per diluted share, on revenues of $320.7 million for the quarter ended June 30, 2024. Net income was $22.3 million, or $0.28 per diluted share, on revenues of $246.1 million for the quarter ended June 30, 2023. Excluding after-tax special items consisting of gain on insurance recoveries and CatchMark merger-related expenses, adjusted net income was $5.2 million, or $0.06 per diluted share, for the second quarter of 2023.

Second Quarter 2024 Highlights

•
Generated Total Adjusted EBITDDA of $103.2 million and Total Adjusted EBITDDA margin of 32%
•
Completed the sale of 34,100 acres of four-year average age Southern timberlands for $57 million, or $1,700 per acre
•
Repurchased 610,000 shares for $25 million, or $41 per share
•
Finalizing construction of the $131 million Waldo, Arkansas sawmill expansion and modernization project
•
Maintained strong liquidity of nearly $500 million as of June 30, 2024

“All of our business segments delivered solid operational execution in the second quarter in spite of languishing lumber markets and the current economic backdrop,” said Eric Cremers, President and Chief Executive Officer. “Our Real Estate business generated strong rural sales activity that created high value transactions with significant premiums to timberland values, highlighted by the closing of our previously announced 34,100-acre timberland sale to Forest Investment Associates for $57 million. Additionally, our Wood Products business is diligently focused on the final phase of construction on our Waldo, Arkansas sawmill expansion and modernization project for completion in the third quarter. As for capital allocation, our strong balance sheet and liquidity continues to allow us the flexibility to execute on our disciplined and opportunistic strategy, which included $25 million of share repurchases during the quarter. Looking ahead, we continue to believe long-term underlying housing fundamentals remain favorable and are optimistic that lumber markets will gain renewed momentum as inflation and interest rates improve,” stated Mr. Cremers.

Financial Highlights

($ in millions, except per share data)	Q2 2024	Q1 2024	Q2 2023
Revenues	$320.7	$228.1	$246.1
Net income (loss)	$13.7	$(0.3)	$22.3
Weighted-average shares outstanding, diluted (in thousands)	79,741	79,677	80,416
Net income (loss) per diluted share	$0.17	$—	$0.28

Adjusted Net Income (Loss)[1]	$13.7	$(0.3)	$5.2
Adjusted Net Income (Loss) Per Diluted Share[1]	$0.17	$—	$0.06

Total Adjusted EBITDDA[1]	$103.2	$29.7	$45.5
Total Adjusted EBITDDA Margin[1]	32.2%	13.0%	18.5%
Dividends per share	$0.45	$0.45	$0.45
Net cash from operations	$100.6	$16.0	$37.2
Cash and cash equivalents	$199.7	$180.2	$331.2

1 Adjusted Net Income, Adjusted Net Income Per Diluted Share, Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures. Refer to "Non-GAAP Measures" and Non-GAAP Reconciliations below for more information and reconciliations to GAAP, where applicable.

Business Performance: Q2 2024 vs. Q1 2024

Timberlands

Second Quarter 2024 Highlights

•
Timberlands Adjusted EBITDDA decreased $0.5 million from Q1 2024
•
Northern sawlog prices increased 9% primarily due to seasonally lighter logs and higher cedar sawlog prices
•
Southern sawlog prices remained relatively flat
•
Forest management costs increased due to seasonally higher activities

($ in millions)	Q2 2024	Q1 2024	$ Change
Timberlands Revenues	$98.8	$93.0	$5.8

Timberlands Adjusted EBITDDA[1]	$34.2	$34.7	$(0.5)

1 Refer to Segment Information below for additional information.

Wood Products

Second Quarter 2024 Highlights

•
Wood Products Adjusted EBITDDA decreased $6.7 million from Q1 2024
•
Average lumber prices decreased 2% to $423 per thousand board feet (MBF) in Q2 2024
•
Higher per-unit manufacturing costs primarily due to impacts from the expansion project at the Waldo sawmill

($ in millions)	Q2 2024	Q1 2024	$ Change
Wood Products Revenues	$153.6	$148.6	$5.0

Wood Products Adjusted EBITDDA[1]	$(6.8)	$(0.1)	$(6.7)

1 Refer to Segment Information below for additional information.

Real Estate

Second Quarter 2024 Highlights

•
Real Estate Adjusted EBITDDA increased $83.4 million from Q1 2024
•
Sold 43,121 acres of rural land at an average price of $1,968 per acre, including the sale of 34,100 acres to Forest Investment Associates for $57 million
•
Sold 13 residential lots at an average price of $112,721 per lot
•
Sold 12 commercial acres for $492,746 per acre

($ in millions)	Q2 2024	Q1 2024	$ Change
Real Estate Revenues	$95.7	$11.1	$84.6

Real Estate Adjusted EBITDDA[1]	$89.6	$6.2	$83.4

1 Refer to Segment Information below for additional information.

Non-GAAP Measures

This press release includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (GAAP). Management believes that these non-GAAP measures, when read in conjunction with our GAAP financial statements, provide useful information to investors and other interested parties as described below. The presentation of these non-GAAP financial measures should be considered only as supplemental to, are not intended to be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may not be the same as or comparable to other similarly titled non-GAAP measures presented by other companies due to potential inconsistencies in methods of calculation.

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share are non-GAAP measures that represent GAAP net income (loss) and GAAP net income (loss) per diluted share before certain items, net of tax, that management believes impact the ability to compare the performance of our business, either period-over-period or with other businesses.

Total Adjusted EBITDDA and Total Adjusted EBITDDA Margin are non-GAAP measures that remove the impact of specific items that management believes do not directly reflect the core business operations on an ongoing basis and can be used to evaluate the operational performance of assets under management.

We define Total Adjusted EBITDDA Margin as Total Adjusted EBITDDA divided by Revenues.

Reconciliations of Total Adjusted EBITDDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share to their most comparable GAAP measures are set forth in the accompanying “Non-GAAP Reconciliations” at the end of this release.

Conference Call Information

A live conference call and webcast will be held Tuesday, July 30, 2024, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-888-510-2008 for U.S./Canada and 1-646-960-0306 for international callers. Participants will be asked to provide conference I.D. number 7281983. Supplemental materials that will be discussed during the call are available on the above website.

A replay of the conference call will be available two hours following the call until August 6, 2024 by calling 1-800-770-2030 for U.S./Canada or 1-609-800-9909 for international callers. Callers must enter conference I.D. number 7281983 to access the replay.

About PotlatchDeltic

PotlatchDeltic Corporation (Nasdaq: PCH) is a leading Real Estate Investment Trust (REIT) that owns over 2.1 million acres of timberlands in Alabama, Arkansas, Georgia, Idaho, Louisiana, Mississippi and South Carolina. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest management, is committed to environmental and social responsibility and to responsible governance. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs, expenses and liquidity; disciplined and opportunistic capital allocation strategy; expected completion of the Waldo, AR sawmill expansion and modernization project; long-term housing fundamentals, inflation, interest rates, and demand for lumber; and similar matters. Words such as “believe,” “looking ahead,” “long term,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; our ability to complete our Waldo, Arkansas sawmill expansion and modernization project on budget and schedule and to achieve the expected increases in production capacity, reduction in cash processing costs, and recovery improvement; our ability to participate in the natural climate solutions and forest carbon sequestration markets; the successful execution of the company’s strategic plans and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended			Six Months Ended
(in thousands, except per share amounts)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues	$320,671	$228,127	$246,101	$548,798	$504,063
Costs and expenses:
Cost of goods sold	282,473	212,160	215,063	494,633	439,413
Selling, general and administrative expenses	20,752	20,727	17,585	41,479	35,815
CatchMark merger-related expenses	—	—	244	—	2,453
Gain on fire damage	—	—	(23,110)	—	(23,110)
	303,225	232,887	209,782	536,112	454,571
Operating income (loss)	17,446	(4,760)	36,319	12,686	49,492
Interest expense, net	(8,696)	282	(7,613)	(8,414)	(7,812)
Non-operating pension and other postretirement employee benefits	201	201	(229)	402	(457)
Other	(23)	(145)	258	(168)	268
Income (loss) before income taxes	8,928	(4,422)	28,735	4,506	41,491
Income taxes	4,750	4,117	(6,429)	8,867	(2,925)
Net income (loss)	$13,678	$(305)	$22,306	$13,373	$38,566

Net income (loss) per share:
Basic	$0.17	$—	$0.28	$0.17	$0.48
Diluted	$0.17	$—	$0.28	$0.17	$0.48
Dividends per share	$0.45	$0.45	$0.45	$0.90	$0.90
Weighted-average shares outstanding:
Basic	79,627	79,677	80,145	79,656	80,087
Diluted	79,741	79,677	80,416	79,756	80,297

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$199,723	$230,118
Customer receivables, net	29,977	21,892
Inventories, net	80,097	78,665
Other current assets	47,132	46,258
Total current assets	356,929	376,933
Property, plant and equipment, net	377,060	372,832
Investment in real estate held for development and sale	55,298	56,321
Timber and timberlands, net	2,394,709	2,440,398
Intangible assets, net	14,751	15,640
Other long-term assets	180,304	169,132
Total assets	$3,379,051	$3,431,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$95,477	$82,383
Current portion of long-term debt	175,692	175,615
Current portion of pension and other postretirement employee benefits	4,535	4,535
Total current liabilities	275,704	262,533
Long-term debt	858,617	858,113
Pension and other postretirement employee benefits	68,621	67,856
Deferred tax liabilities, net	27,680	36,641
Other long-term obligations	35,830	35,015
Total liabilities	1,266,452	1,260,158
Commitments and contingencies
Stockholders' equity:
Common stock, $1 par value, 200,000 shares authorized, 78,902 and 79,365 shares issued and outstanding	78,902	79,365
Additional paid-in capital	2,309,555	2,303,992
Accumulated deficit	(397,967)	(315,291)
Accumulated other comprehensive income	122,109	103,032
Total stockholders’ equity	2,112,599	2,171,098
Total liabilities and stockholders' equity	$3,379,051	$3,431,256

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$13,678	$(305)	$22,306	$13,373	$38,566
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation, depletion and amortization	29,674	30,802	27,496	60,476	59,669
Basis of real estate sold	56,525	4,092	4,884	60,617	15,515
Change in deferred taxes	(4,694)	(4,145)	(2,609)	(8,839)	(2,215)
Pension and other postretirement employee benefits	1,145	1,143	1,612	2,288	3,223
Equity-based compensation expense	2,962	2,560	1,577	5,522	3,856
Gain on fire damage	—	—	(23,110)	—	(23,110)
Interest received under swaps with other-than-insignificant financing element	(7,509)	(7,458)	(6,313)	(14,967)	(11,767)
Other, net	2,351	2,961	1,911	5,312	3,856
Change in working capital and operating-related activities, net	9,256	(13,252)	2,871	(3,996)	(14,334)
Real estate development expenditures	(1,587)	(1,135)	(1,896)	(2,722)	(4,304)
Funding of pension and other postretirement employee benefits	(1,221)	(914)	(1,217)	(2,135)	(2,304)
Proceeds from insurance recoveries	—	1,680	9,706	1,680	9,706
Net cash from operating activities	100,580	16,029	37,218	116,609	76,357

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(21,608)	(4,995)	(5,880)	(26,603)	(10,135)
Timberlands reforestation and roads	(4,940)	(7,874)	(4,596)	(12,814)	(10,714)
Acquisition of timber and timberlands	(43)	(31,438)	(1,621)	(31,481)	(1,621)
Interest received under swaps with other-than-insignificant financing element	6,986	6,938	5,849	13,924	10,904
Other, net	245	373	242	618	664
Net cash from investing activities	(19,360)	(36,996)	(6,006)	(56,356)	(10,902)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(35,677)	(35,779)	(35,958)	(71,456)	(71,920)
Repurchase of common stock	(23,905)	—	(394)	(23,905)	(394)
Other, net	(1,444)	(792)	(1,117)	(2,236)	(1,955)
Net cash from financing activities	(61,026)	(36,571)	(37,469)	(97,597)	(74,269)
Change in cash, cash equivalents and restricted cash	20,194	(57,538)	(6,257)	(37,344)	(8,814)
Cash, cash equivalents and restricted cash, beginning	180,150	237,688	343,034	237,688	345,591
Cash, cash equivalents and restricted cash, ending[1]	$200,344	$180,150	$336,777	$200,344	$336,777

[1]

Includes $0.7 million, $0, and $5.6 million at June 30, 2024, March 31, 2024, and June 30, 2023, respectively, that were or are intended to be reinvested in timber and timberlands and classified as restricted cash in Other current and long-term assets in the Condensed Consolidated Balance Sheets.

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues
Timberlands	$98,802	$92,950	$88,617	$191,752	$203,855
Wood Products	153,579	148,598	167,669	302,177	320,464
Real Estate	95,732	11,107	17,064	106,839	40,927
	348,113	252,655	273,350	600,768	565,246
Intersegment Timberlands revenues	(27,442)	(24,528)	(27,243)	(51,970)	(61,177)
Other intersegment revenues	—	—	(6)	—	(6)
Consolidated revenues	$320,671	$228,127	$246,101	$548,798	$504,063

Adjusted EBITDDA[1]
Timberlands	$34,124	$34,748	$29,316	$68,872	$75,955
Wood Products	(6,805)	(139)	11,967	(6,944)	11,936
Real Estate	89,568	6,228	12,237	95,796	31,702
Corporate	(11,756)	(12,665)	(10,521)	(24,421)	(21,262)
Eliminations and adjustments	(1,958)	1,550	2,446	(408)	4,891
Total Adjusted EBITDDA	103,173	29,722	45,445	132,895	103,222
Interest expense, net[2]	(8,696)	282	(7,613)	(8,414)	(7,812)
Depreciation, depletion and amortization	(29,268)	(30,395)	(27,087)	(59,663)	(58,851)
Basis of real estate sold	(56,525)	(4,092)	(4,884)	(60,617)	(15,515)
CatchMark merger-related expenses	—	—	(244)	—	(2,453)
Gain on fire damage	—	—	23,110	—	23,110
Non-operating pension and other postretirement employee benefits	201	201	(229)	402	(457)
Gain (loss) on disposal of fixed assets	66	5	(21)	71	(21)
Other	(23)	(145)	258	(168)	268
Income (loss) before income taxes	$8,928	$(4,422)	$28,735	$4,506	$41,491

Depreciation, depletion and amortization
Timberlands	$16,790	$17,625	$15,895	$34,415	$36,356
Wood Products	12,227	12,516	10,948	24,743	21,983
Real Estate	136	138	121	274	277
Corporate	115	116	123	231	235
	29,268	30,395	27,087	59,663	58,851
Bond discounts and deferred loan fees[2]	406	407	409	813	818
Total depreciation, depletion and amortization	$29,674	$30,802	$27,496	$60,476	$59,669

Basis of real estate sold
Real Estate	$56,528	$4,094	$4,887	$60,622	$15,518
Eliminations and adjustments	(3)	(2)	(3)	(5)	(3)
Total basis of real estate sold	$56,525	$4,092	$4,884	$60,617	$15,515

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA in Non-GAAP Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Non-GAAP Reconciliations

Unaudited

	Three Months Ended			Six Months Ended
(in thousands, except per share amount)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Total Adjusted EBITDDA[1]
Net income (loss) (GAAP)	$13,678	$(305)	$22,306	$13,373	$38,566
Interest expense, net	8,696	(282)	7,613	8,414	7,812
Income taxes	(4,750)	(4,117)	6,429	(8,867)	2,925
Depreciation, depletion and amortization	29,268	30,395	27,087	59,663	58,851
Basis of real estate sold	56,525	4,092	4,884	60,617	15,515
CatchMark merger-related expenses	—	—	244	—	2,453
Gain on fire damage	—	—	(23,110)	—	(23,110)
Non-operating pension and other postretirement employee benefits	(201)	(201)	229	(402)	457
(Gain) loss on disposal of fixed assets	(66)	(5)	21	(71)	21
Other	23	145	(258)	168	(268)
Total Adjusted EBITDDA	$103,173	$29,722	$45,445	$132,895	$103,222

Adjusted Net Income (Loss)[1]
Net income (loss) (GAAP)	$13,678	$(305)	$22,306	$13,373	$38,566
Special items after tax:
CatchMark merger-related expenses	—	—	244	—	2,453
Gain on fire damage	—	—	(17,333)	—	(17,333)
Adjusted Net Income (Loss)	$13,678	$(305)	$5,217	$13,373	$23,686

Adjusted Net Income (Loss) Per Diluted Share[1]
Net income (loss) per diluted share (GAAP)	$0.17	$—	$0.28	$0.17	$0.48
Special items after tax:
CatchMark merger-related expenses	—	—	—	—	0.03
Gain on fire damage	—	—	(0.22)	—	(0.22)
Adjusted Net Income (Loss) Per Diluted Share	$0.17	$—	$0.06	$0.17	$0.29

[1]	See "Non-GAAP Measures" for further details on management's use of these measures.